UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 19, 2022

Ondas Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-39761	47-2615102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Waverley Oaks Road, Suite 114, Waltham, MA 02452
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (888) 350-9994

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001	ONDS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 19, 2022, Ondas Holdings Inc. (the "Company" or “Ondas”) issued a press release announcing that on December 18, 2022 the shareholders of AIROBOTICS Ltd. ("Airobotics") approved the proposed acquisition of Airobotics by the Company. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information and Where to Find It

On September 22, 2022, Ondas filed with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4, as amended on November 3, 2022 and November 18, 2022, which includes a prospectus of Ondas, and was declared effective by the SEC on November 30, 2022. INVESTORS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ONDAS, AIROBOTICS, THE PROPOSED ACQUISITION AND RELATED MATTERS. Investors will be able to obtain free copies of the registration statement and other documents filed with the SEC through the website maintained by the SEC at www.sec.gov and on Ondas’ website at https://ir.ondas.com.

Forward-Looking Statements

Statements made in this report that are not statements of historical or current facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers that forward-looking statements are predictions based on Ondas’ current expectations about future events. Examples of forward-looking statements include, among others, statements regarding the proposed acquisition, including the benefits and timing of the proposed acquisition. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Ondas’ actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including (1) the inability to complete the proposed acquisition; (2) the risk that the proposed acquisition disrupts current plans and operations as a result of the announcement and consummation of the proposed acquisition; (3) the ability to recognize the anticipated benefits of the proposed acquisition, which may be affected by, among other things, the ability of management to integrate the combined company’s business and operation, and the ability of the parties to retain key employees; (4) costs related to the proposed acquisition; and (5) with respect to Ondas, the other risks and uncertainties discussed under the heading “Risk Factors” discussed under the caption “Item 1A. Risk Factors” in Part I of Ondas’ most recent Annual Report on Form 10-K or any updates discussed under the caption “Item 1A. Risk Factors" in Part II of Ondas’ Quarterly Reports on Form 10-Q and in Ondas’ other filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated December 19, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2022	ONDAS HOLDINGS INC.

	By:	/s/ Eric A. Brock
Eric A. Brock
Chief Executive Officer

2